                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 3, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



        CAYMAN ISLANDS                   333-75899               66-0587307
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 232-7500

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER                        DESCRIPTION
--------------                        -----------
99.1                                  TODCO Press Release dated August 3, 2004

ITEM 9. REGULATION FD DISCLOSURE.

TODCO is a publicly traded company in which we own a majority interest. TODCO's press release dated August 3, 2004 concerning a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission, furnished as Exhibit
99.1 to this report, is incorporated by reference herein.

The information in Item 9 of this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN INC.


Date: August 3, 2004                   By: /s/  William E. Turcotte
                                           ------------------------------------
                                           Name:  William E. Turcotte
                                           Title: Associate General Counsel and
                                                  Assistant Secretary

                                INDEX TO EXHIBITS


             The following exhibit is furnished pursuant to Item 7:


Exhibit Number               Description
--------------               -----------
     99.1                    TODCO Press Release dated August 3, 2004



                                       1